GOODWILL AND PURCHASED INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2011
GOODWILL AND PURCHASED INTANGIBLE ASSETS
GOODWILL AND PURCHASED INTANGIBLE ASSETS

NOTE 8—GOODWILL AND PURCHASED INTANGIBLE ASSETS

        On October 16, 2010, the Company entered into an Ordinary Shares Purchase Agreement with iTV and Smart Frontier, the sole shareholder of iTV, to enable the Company to launch an Internet TV platform to generate revenue through subscription, advertising and value-added service in the coming years. Pursuant to the Ordinary Shares Purchase Agreement, the Company agreed to purchase from Smart Frontier 5,100,000 ordinary shares of Stage Smart held by Smart Frontier, or the Purchase Shares, for an aggregate purchase price of $10.0 million. The Purchased Shares constituted 51% of the total shares of iTV currently held by Smart Frontier. The purchase price for the Purchased Shares was paid in the form of the number of the Company's ordinary shares calculated by dividing $10.0 million by the average closing price per share of the Company's ordinary shares quoted on the NASDAQ stock market for the thirty day period immediately preceding the date of closing of the transaction which closely approximated the market value on the day of issuance subject to customary closing conditions. Pursuant to the Ordinary Shares Purchase Agreement, the Company has the right to repurchase the Company's shares issued in exchange for iTV's ordinary shares currently held by the Company if, by the one year anniversary of the closing date, regulatory approvals have not been obtained as outlined in the post-closing covenants. Concurrent with entering into the Ordinary Shares Purchase Agreement, the Company also entered into a Series A Preference Shares Purchase Agreement with iTV and its affiliated entity, its wholly owned subsidiaries, and Smart Frontier. Pursuant to the Series A Preference Shares Purchase Agreement, the Company agreed to purchase from iTV 9,600,000 Series A Preference Shares of iTV at a price of $2.08333 per share, for an aggregate cash consideration of $20.0 million. Under certain conditions, shares of Series A Preference Shares are convertible into ordinary shares on a 1:1 basis. Series A Preference Shares have equal voting rights as ordinary shares. They are entitled to cumulative dividends at a rate of 8% of the original issue price and can also participate in other dividends declared by iTV. The Purchase Shares and the Series A Preference Shares together constitute 75% of the total shares of iTV which gives the Company control over iTV. The Company has recorded this transaction as an acquisition of a business. On October 16, 2011, the Company and the iTV shareholders agreed to extend the date of exercising its repurchase right from the original date of October 16, 2011 to April 16, 2012. As of the filing date of this report, the Company has communicated with Smart Frontier regarding its intention to exercise the repurchase option. After the repurchase, the Company will decrease its ownership in iTV from 75% to below 50%, which will trigger deconsolidation of iTV from its consolidation financial statements in 2012. The Company will conduct additional impairment test for goodwill and long-lived assets upon the deconsolidation. As a result of the repurchase, the Company will be required to fair value its retained interests in iTV at the date of losing control. The transaction may result in a gain or loss to the Company and the Company is assessing the accounting impact to its consolidated financial statements. The administrative processing procedures will take additional time beyond April 16, 2012.

        The transactions closed on November 8, 2010. The Company issued 4,473,272 ordinary shares to Smart Frontier with a fair value of $ 9.8 million based on the market price of the Company's ordinary share as at November 8, 2010 for the purchase price of $10.0 million and made cash payments of $20.0 million to iTV for the purchase of Series A Preference Shares. As a result of the acquisition, the Company recorded intangible assets of $5.0 million, and goodwill of $13.8 million which represents the excess of the purchase price over the net tangible and intangible assets acquired. Goodwill mainly consisted of the extensive knowledge and expertise of the management team in the Internet TV industry complemented by the execution ability of the operation team. The amortizable intangible assets acquired consisted of estimated fair values of iTV's technology platform of $4.7 million and non-compete agreements signed with key executives upon closing of the transaction of $0.3 million. The Company is amortizing these intangible assets on a straight-line basis over an estimated weighted-average life of 4 years.

        The Company conducted its annual impairment test as of November 1, 2011. Based on the annual impairment, the fair value of iTV exceeded its carrying value. Therefore, there is no impairment considered. There were no triggering events identified from the date of its assessment through December 31, 2011 that would require an update to its annual impairment test. In addition, there were no triggering events identified during 2011 that would require an impairment test on intangible assets to be conducted by the Company. As of December 31, 2011 and December 31, 2010, goodwill was $13.8 million, the entire amount of which was allocated to the Service segment. The following table sets forth the purchased intangible assets associated with the acquisition as of December 31, 2011 and 2010, respectively:

	December 31, 2011			December 31, 2010
	Gross	Accumulated Amortization	Net	Gross	Accumulated Amortization	Net
	(in thousands)
Amortizable intangible assets
Technology Platform	$4,708	$(1,373)	$3,335	$4,708	$(196)	$4,512
Non-compete Agreements	247	(72)	175	247	(10)	237

Subtotal	4,955	(1,445)	3,510	4,955	(206)	4,749
Unamortizable intangible assets
Domain Name	115	—	115	109	—	109

Total	$5,070	$(1,445)	$3,625	$5,064	$(206)	$4,858

        The increase in amortization of intangible assets for 2011 was primarily due to the full year impact of the amortization of intangible assets acquired in iTV in November 2010.

        There were no additions or impairments of other intangibles during the year ended December 31, 2011. Amortization of intangible assets was $1.2 million and $0.2 million for the year ended December 31, 2011 and 2010, respectively.

        The estimated future amortization expense related to existing purchased intangible assets is as follows:

(in thousands)
2012	$1,239
2013	1,239
2014	1,032

Total	$3,510